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                                                                    Exhibit 24.1


                                POWER OF ATTORNEY
                   The Andersons, Inc. Registration Statement
                        2004 Employee Share Purchase Plan

KNOW ALL PERSONS BY THESE PRESENTS:

         That each person whose signature appears below constitutes and appoints Michael J. Anderson and Richard P. Anderson, and each of them signing singly, his/her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him/her and in his/her name, place and stead in any and all such capacities, to sign any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the filing of any Registration Statement to be filed with the Commission under the Securities Act relating to shares of the Company's Common Stock issued or issuable under the Company's Employee Share Purchase Plan, including, without limitation, power and authority to sign his/her name to any such Registration Statement and any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Commission, and grants unto each of said attorneys and his/her substitutes full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person. The undersigned does hereby ratify and confirm all that such attorneys and agents shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has signed his/her name hereto as of this 28th day of September, 2004.

/s/Richard P. Anderson
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Richard P. Anderson                 Chairman of the Board, Director

/s/Michael J. Anderson
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Michael J. Anderson                 Chief Executive Officer, President, Director
                                    (Principal Executive Officer)
/s/Thomas H. Anderson
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Thomas H. Anderson                  Chairman Emeritus, Director

/s/Gary L. Smith
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Gary L. Smith                       Vice President, Finance and Treasurer
                                    (Principal Financial Officer)


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/s/Richard R. George
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Richard R. George                   Vice President, Controller and CIO
                                    (Principal Accounting Officer)
/s/John F. Barrett
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John F. Barrett                     Director

/s/Paul M. Kraus
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Paul M. Kraus                       Director

/s/Donald L. Mennel
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Donald L. Mennel                    Director

/s/David L. Nichols
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David L. Nichols                    Director

/s/Sidney A. Ribeau
-----------------------------
Dr. Sidney A. Ribeau                Director

/s/Charles A. Sullivan
-----------------------------
Charles A. Sullivan                 Director

/s/Jacqueline F. Woods
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Jacqueline F. Woods                 Director